SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2006

WHITEHALL JEWELLERS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15615 (Commission File Number)	36-1433610 (IRS Employer Identification No.)
155 N. Wacker Drive
Suite 500
Chicago, IL 60606
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (312) 782-6800
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.      Changes in Registrant’s Certifying Accountant.
     As previously disclosed in a Current Report on Form 8-K filed by Whitehall Jewellers, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on March 31, 2006 (the “March 31 Form 8-K”), PricewaterhouseCoopers LLP (“PWC”), the independent registered public accounting firm for the Company, informed the Company and the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”) on March 27, 2006 that it was resigning upon the completion of PWC’s audit procedures regarding the financial statements of the Company as of and for the fiscal year ended January 31, 2006 and the Annual Report on Form 10-K (“Form 10-K”) in which such financial statements were included. This Form 8-K/A amends the March 31 Form 8-K. The Form 10-K was filed with the SEC on April 17, 2006 and on that date PWC’s tenure as the independent registered public accounting firm for the Company ended.
     PWC’s reports on the Company’s financial statements as of and for the fiscal years ended January 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principle, except that the report on the Company’s financial statements as of and for the fiscal year ended January 31, 2005, as issued on November 10, 2005 in connection with the Company’s proxy statement relating to a special meeting of stockholders, and the report on the Company’s financial statements as of and for the fiscal year ended January 31, 2006 included in the Form 10-K contained an explanatory paragraph that expressed substantial doubt about the Company’s ability to continue as a going concern.
     During the Company’s fiscal years ended January 31, 2006 and 2005, and through April 17, 2006, there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused it to make reference thereto in its report on the Company’s financial statements for such years.
     None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred within the Company’s fiscal years ended January 31, 2006 or 2005 and through April 17, 2006.
     The Company provided PWC with a copy of the disclosures contained herein. PWC’s response is attached hereto as Exhibit 16.
Item 9.01.      Financial Statements and Exhibits.

Exhibit Number	Description

16	Letter of PWC to the Securities and Exchange Commission dated April 21, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHALL JEWELLERS, INC. (Registrant)
By:	/s/ John Desjardins
	Name:	John Desjardins
	Title:	Executive Vice President and Chief Financial Officer

Date: April 21, 2006